Putnam
Voyager
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Kevin M. Divney and James
C. Wiess to your fund's management team. Kevin was with Franklin Portfolio Associates and State Street Bank before joining Putnam in 1997. He has 12 years of investment experience. Jim joined Putnam earlier this year from J.P. Morgan Investment Management. He has 16 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

Roland W. Gillis
Charles H. Swanberg
Robert R. Beck
Michael P. Stack
Paul E. Marrkand
Kevin M. Divney
James C. Wiess

The stock market took investors on a memorable journey during the 12 months that ended July 31, 2000, the fiscal year of Putnam Voyager Fund. As you might recall from our previous management report this past January, the fund participated in a powerful rally in growth stocks during late 1999. This exuberance gave way in early 2000 as investors assessed the risks posed by rising short-term interest rates. The prices of many growth stocks peaked in February, corrected in March, April, and May, and then recovered substantial ground in the final two months of the period. In spite of this recent volatility, we are pleased to report a strong gain for the full year.

Total return for 12 months ended 7/31/00

      Class A           Class B           Class C           Class M
    NAV     POP       NAV     CDSC      NAV     CDSC      NAV     POP
----------------------------------------------------------------------
   37.76%  29.83%    36.69%   31.69%   36.79%   35.79%   37.13%  32.31%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* RISING INTEREST RATES CAUSE MARKETS TO CHURN

Inflation became a greater concern as economic growth accelerated during the past year, and the stock market's gyrations during the past several months came, in part, as a reaction to the Federal Reserve Board's efforts to prevent it. A whopping 7.3% growth in GDP during the final 3 months of 1999, more than twice the average growth rate of the past couple of decades, combined with a tight labor market, prompted action by the Fed. Although it had already raised rates three times in 1999, the Fed continued this course by raising them three more times in the first half of 2000.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                 16.1%

Communications
equipment                    9.0%

Software                     6.6%

Retail                       6.1%

Pharmaceuticals              6.0%

Footnote reads:
*Based on net assets as of 7/31/00. Holdings will vary over time.


Amid a series of rate increases such as we experienced during the period, the market tends to anticipate greater risk, and stock prices consequently decline. On one hand, investors worry that inflation might get out of hand and businesses could face rising costs. On the other hand, there is the possibility that the rate increases might throw the economy into recession and cut into business profits. These forces turned out to be especially damaging to the companies your fund owns because the market had expected unusually high growth rates from them.

In our constant monitoring of the fund's holdings, including ongoing discussions with senior company executives, we saw no reason to alter the portfolio significantly in spite of the turmoil resulting from rate increases. We believed economic growth would continue at an adequate pace to sustain the profit growth in the companies we favored.

In fact, we took advantage of the opportunity to add to several positions that in our view, the market had unfairly punished. Examples include Sun Microsystems, EMC Software, and Intel. These companies are thriving as spending on technology and telecommunications equipment and services rapidly expands. In the June recovery for growth stocks, these were among the fund's best performers, confirming the soundness of our decision. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the period, all are subject to review in accordance with your fund's investment policy and may change in the future.

* WORLD CONTINUES TO EMBRACE TECHNOLOGY AND TELECOMMUNICATIONS

Your fund is broadly diversified with an assortment of growth stocks representing companies of many sizes from a variety of industries. What these companies share is earnings growth that is faster than the average for the whole economy. By investing in stocks with above-average growth rates, we seek greater returns than the general stock market over time.

Within this diversified portfolio, however, many growth stocks are thriving because of one trend, the construction of the world's computer and telecommunications infrastructure. In many ways, the impact of this trend is as powerful as that of the industrial revolution primarily because of the new productivity it can unleash. Computers and telecommunications networks allow businesses to manage themselves far more efficiently, driving down costs, enhancing competition, and creating new business opportunities. As growth-style investors, we long ago understood this potential. Many of the fund's holdings that performed magnificently in late 1999 were, in fact, bought as small companies years ago and have grown into large companies.

Reflecting the fund's strong long-term performance, Morningstar, an independent rating agency, has awarded Putnam Voyager Fund's class A shares 5 out of 5 stars for overall performance as of July 31, 2000. Of the 3,776 domestic equity funds rated, the top 10% received 5 stars.

Past performance is no guarantee of future results. Morningstar ratings reflect risk-adjusted performance through 7/31/00 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3-, 5-, and 10-year performance, the fund received 4, 4 and 5 stars, and the number of funds rated was 3776, 2348, and 786, respectively. 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars. Performance of other share classes will vary.


Because this trend is so broad, holdings that benefit from it can be found in several different industries. Companies making semiconductor chips for computers and cellular telephones include Linear Technology, Xilinx, and PMC-Sierra. Fund holdings that make larger pieces of computer and networking hardware are ADC Telecommunications, Comverse, and wireless telephone giant Nokia of Finland. Finally the fund had large positions in the leading telecommunications service carriers including Sprint PCS and NEXTLINK Communications.

* PHARMACEUTICALS, MEDIA COMPANIES EXCEED EXPECTATIONS

Beyond technology, we have also found compelling growth companies in the pharmaceutical and media sectors. Several of these stocks are less understood by the market, in our opinion, which leads them to be somewhat more attractively priced than the general universe of growth stocks. This characteristic is an advantage for the fund because stocks with attractive prices tend to feel less impact from general market volatility. During recent volatility, many of these holdings helped stabilize the fund's performance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Viacom, Inc. Class B
Entertainment

AT&T Corp. - Liberty Media Corp.
Cable television

Cisco Systems, Inc.
Communications equipment

Pfizer, Inc.
Pharmaceuticals

Intel Corp.
Electronics

General Electric Co.
Conglomerates

Linear Technology Corp.
Electronics

Oracle Corp.
Software

Maxim Integrated Products Inc.
Electronics

Citigroup, Inc.
Financial

Footnote reads:
These holdings represent 21.5% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


In the pharmaceuticals industry, we have recently invested in Schering-Plough and added to positions in companies such as Pharmacia Corp. and Pfizer. Many of these stocks have been trading at slightly depressed price multiples in the past year because of questions about their future drugs in development and the political uncertainties raised by the possibility of adding prescription drug benefits to Medicare. Profits of these companies have been solid, however, and their stocks were in demand when investors looked for more defensive fare during the recent market correction.

In the media sector, the fund has benefited from the performance of several advertising and radio stocks. Advertising companies have flourished thanks to the buoyant economy and to the rapid pace of new business development. New technology and telecommunications companies must establish their brands in many markets around the world and they rely on the expertise of companies such as fund holding Omnicom Group. Advertisers also have attractive stock prices because many investors still perceive the business as vulnerable to a cyclical downturn. Our research, however, persuades us that well-managed advertisers can maintain long-term growth and their stocks can have surprising potential.

Among broadcasters, television companies, such as fund holdings Viacom, AT&T-Liberty Media, and Univision Communications are profiting from demand for advertising time. As more people commute long distances to work and read less, radio companies are taking market share from local newspapers. Several of the fund's radio holdings, such as AMFM and Hispanic Broadcasting, are also growing by acquiring new stations in different cities and achieving greater efficiencies.

* SOLID FUNDAMENTALS SUPPORT GROWTH COMPANIES

As we complete this report in late summer, the market continues its struggle to find a comfortable level for stock prices, especially some of the rapidly growing companies that your fund holds. Although growth stocks rallied robustly in June as the market anticipated an end to the Fed's rate increases, the economy continues to grow faster than its long-term average rate.

Fortunately the economy is also feeling the benefits of increased productivity made possible by technology: Worker productivity in the second quarter grew at an annual rate of 5.3%, its biggest jump in nearly two decades. We must emphasize, however, that while interest rates have a major impact on performance, they are a short-term factor. Their effects dissipate when rates stabilize or begin to cycle lower.

Our research and investment process is focused on fundamental business issues, not macroeconomic factors. From this perspective, as we have described above, there is little negative or discouraging news -- most fund holdings are generating excellent profits and their outlook remains bright. This gives us great confidence that the fund has the potential to deliver solid returns as it has during its long history.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund is designed for investors seeking capital appreciation mainly through common stocks.




TOTAL RETURN FOR PERIODS ENDED 7/31/00

                     Class A          Class B          Class C         Class M
(inception dates)   (4/1/69)         (4/27/92)        (7/26/99)       (12/1/94)
                   NAV     POP     NAV     CDSC     NAV     CDSC     NAV      POP
-----------------------------------------------------------------------------------
1 year            37.76%  29.83%  36.69%  31.69%   36.79%  35.79%   37.13%   32.31%
-----------------------------------------------------------------------------------
5 years          200.82  183.52  189.73  187.73   189.82  189.82   193.66   183.40
Annual average    24.64   23.17   23.71   23.54    23.72   23.72    24.04    23.16
-----------------------------------------------------------------------------------
10 years         619.66  578.01  565.77  565.77   567.29  567.29   584.90   561.01
Annual average    21.82   21.09   20.87   20.87    20.90   20.90    21.22    20.79
-----------------------------------------------------------------------------------
Annual average
(life of fund)    15.19   14.97   14.12   14.12    14.32   14.32    14.42    14.29
-----------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                       Russell 1000     Russell MidCap       Consumer
                       Growth Index*    Growth Index*       price index
------------------------------------------------------------------------------
1 year                     24.38%           43.76%            3.60%
------------------------------------------------------------------------------
5 years                   224.55           183.94            13.10
Annual average             26.54            23.20             2.49
------------------------------------------------------------------------------
10 years                  504.24           487.78            32.44
Annual average             19.70            19.37             2.85
------------------------------------------------------------------------------
Annual average
(life of fund)               -- +             -- +            5.12
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The fund's performance benchmark has been changed from the Russell MidCap
 Growth Index to the Russell 1000 Growth Index to reflect the fund's increased emphasis on large-cap growth stocks.

+The Russell MidCap Growth Index and the Russell 1000 Growth Index did not exist at the date of the fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                              Russell MidCap     Russell 1000
           Fund's class A         Growth            Growth      Consumer price
Date        shares at POP         Index             Index           index

7/31/90         9,422             10,000            10,000         10,000
7/31/91        11,687             11,908            11,688         10,445
7/31/92        13,251             13,285            13,172         10,775
7/31/93        15,860             15,043            13,494         11,074
7/31/94        16,731             15,831            14,167         11,380
7/31/95        22,539             20,701            18,618         11,710
7/31/96        26,031             22,201            21,508         12,055
7/31/97        34,418             31,013            32,660         12,316
7/31/98        40,211             33,598            39,165         12,523
7/31/99        49,217             40,886            48,581         12,784
7/31/00       $67,801            $58,778           $60,424        $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $66,577 and $66,729, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $68,490 ($66,101 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                       Class A         Class B       Class C      Class M
------------------------------------------------------------------------------
Distributions
(nimber)                  1               1             1            1
------------------------------------------------------------------------------
Income                    --              --            --           --
------------------------------------------------------------------------------
Capital gains
  Long-term            $2.892          $2.892        $2.892       $2.892
------------------------------------------------------------------------------
  Short-term            0.089           0.089         0.089        0.089
------------------------------------------------------------------------------
  Total                $2.981          $2.981        $2.981       $2.981
------------------------------------------------------------------------------
Share value:         NAV     POP         NAV           NAV      NAV     POP
------------------------------------------------------------------------------
7/31/99            $24.25  $25.73      $22.57        $24.25   $23.61  $24.47
------------------------------------------------------------------------------
7/31/00             30.22   32.06       27.68         30.00    29.20   30.26
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)    (4/1/69)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           37.97%  30.02%  36.94%  31.94%  37.07%  36.07%  37.39%  32.61%
------------------------------------------------------------------------------
5 years         232.41  213.36  220.12  218.11  220.51  220.51  224.36  212.97
Annual average   27.16   25.66   26.20   26.04   26.23   26.23   26.53   25.63
------------------------------------------------------------------------------
10 years        622.22  580.81  568.34  568.34  569.96  569.96  587.74  563.69
Annual average   21.86   21.14   20.92   20.92   20.95   20.95   21.27   20.84
------------------------------------------------------------------------------
Annual average
(life of fund)   15.35   15.13   14.28   14.28   14.49   14.49   14.59   14.46
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell MidCap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.*

Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.*

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended July 31, 2000


To the Trustees and Shareholders
of Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2000




THE FUND'S PORTFOLIO
July 31, 2000

COMMON STOCKS (93.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            162,700 Interpublic Group Cos., Inc.                                                   $      6,518,169
          1,480,931 Lamar Advertising Co. (NON)                                                          67,567,477
          1,547,250 Omnicom Group, Inc.                                                                 131,516,250
                                                                                                   ----------------
                                                                                                        205,601,896

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Ryanair Holdings, PLC ADR (Ireland) (NON)                                            50,550,000

Banking (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,277,500 Bank of America Corp.                                                               107,896,563
          1,955,300 Bank of New York Company, Inc.                                                       91,532,481
            200,000 Comerica, Inc.                                                                       10,200,000
          9,072,326 Fifth Third Bancorp                                                                 374,800,427
         12,847,017 Firstar Corp.                                                                       253,728,586
            100,000 Mellon Financial Corp.                                                                3,768,750
            100,000 State Street Corp.                                                                   10,037,500
            458,350 SunTrust Banks, Inc.                                                                 21,943,506
          1,617,202 TCF Financial Corp.                                                                  47,606,384
            349,900 Zions Bancorp                                                                        15,308,125
                                                                                                   ----------------
                                                                                                        936,822,322

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,425,150 Coca-Cola Co.                                                                        87,379,509
            221,900 Coca-Cola Enterprises, Inc.                                                           4,257,706
            266,000 Pepsi Bottling Group, Inc. (The)                                                      8,129,625
            393,000 PepsiCo, Inc.                                                                        18,004,313
                                                                                                   ----------------
                                                                                                        117,771,153

Biotechnology (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,122,400 Amgen, Inc. (NON)                                                                   202,760,850
             65,350 Biogen, Inc. (NON)                                                                    3,463,550
          1,525,650 Genentech, Inc. (NON)                                                               232,089,506
             94,700 Medimmune, Inc. (NON)                                                                 5,634,650
          1,856,170 Sepracor, Inc. (NON)                                                                196,289,978
                                                                                                   ----------------
                                                                                                        640,238,534

Broadcasting (4.4%)
-------------------------------------------------------------------------------------------------------------------
          5,465,600 AMFM, Inc. (NON)                                                                    390,448,800
          5,949,308 Clear Channel Communications, Inc. (NON)                                            453,262,903
          1,752,800 Echostar Communications Corp. Class A (NON)                                          69,126,050
          1,147,300 Entercom Communications Corp. (NON)                                                  44,529,581
          2,028,162 Hispanic Broadcasting Corp. (NON)                                                    77,196,916
         16,398,898 Infinity Broadcating Corp. Class A (NON)                                            578,061,155
          1,323,100 Univision Communications, Inc. Class A (NON)                                        164,395,175
          3,789,000 Westwood One, Inc. (NON)                                                            105,381,563
                                                                                                   ----------------
                                                                                                      1,882,402,143

Cable Television (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,838,700 Adelphia Communications Corp. (NON)                                                  64,814,175
         53,343,402 AT&T Corp.-Liberty Media Group Class A (NON)                                      1,186,890,695
            446,750 Comcast Corp. Class A                                                                15,196,480
          3,810,600 USA Networks, Inc. (NON)                                                             80,260,763
                                                                                                   ----------------
                                                                                                      1,347,162,113

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
             59,300 Avery Dennison Corp.                                                                  3,217,025

Commercial and Consumer Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,667,273 Capita Group PLC (United Kingdom)                                                    64,422,810
          8,371,300 Cendant Corp. (NON)                                                                 107,257,281
          4,073,618 Cintas Corp.                                                                        171,855,759
         21,604,200 Serco Group PLC (United Kingdom)                                                    187,630,749
                                                                                                   ----------------
                                                                                                        531,166,599

Communications Equipment (9.0%)
-------------------------------------------------------------------------------------------------------------------
         10,700,600 ADC Telecommunications, Inc. (NON)                                                  448,756,413
          1,213,000 Advanced Fibre Communications (NON)                                                  52,007,375
          1,165,600 Brocade Communications Systems (NON)                                                208,205,300
         16,724,250 Cisco Systems, Inc. (NON)                                                         1,094,393,109
          2,563,200 Comverse Technology, Inc. (NON)                                                     224,920,800
            958,900 Corning, Inc.                                                                       224,322,669
            311,100 Extreme Networks, Inc. (NON)                                                         43,442,198
            848,800 Foundry Networks, Inc. (NON)                                                         69,442,450
          1,509,426 Juniper Networks, Inc. (NON)                                                        214,998,866
          1,226,000 Lucent Technologies, Inc.                                                            53,637,500
         11,583,600 Nokia Oyj AB Class A, (Finland)                                                     513,051,359
          2,698,300 Nokia Oyj ADR (Finland)                                                             119,568,419
          2,626,800 Nortel Networks Corp. (Canada)                                                      195,368,250
          3,014,700 QUALCOMM, Inc. (NON)                                                                195,767,081
            506,000 Redback Networks, Inc. (NON)                                                         65,780,000
          1,501,600 Tellabs, Inc. (NON)                                                                  97,604,000
                                                                                                   ----------------
                                                                                                      3,821,265,789

Computers (4.3%)
-------------------------------------------------------------------------------------------------------------------
          1,129,000 Apple Computer, Inc. (NON)                                                           57,367,313
            220,000 Ariba, Inc. (NON)                                                                    25,506,250
          8,826,150 Dell Computer Corp. (NON)                                                           387,798,966
          4,151,100 EMC Corp. (NON)                                                                     353,362,388
          1,923,400 Gateway, Inc. (NON)                                                                 106,147,638
            213,200 Hewlett-Packard Co.                                                                  23,278,775
            642,100 IBM Corp.                                                                            72,196,119
            126,500 Inktomi Corp. (NON)                                                                  13,535,500
             56,700 Lexmark International Group, Inc. Class A (NON)                                       2,555,044
          8,690,564 Parametric Technology Corp. (NON)                                                    86,905,640
          1,098,800 RealNetworks, Inc. (NON)                                                             46,630,325
          3,089,000 Sun Microsystems, Inc. (NON)                                                        325,696,438
          1,981,100 VeriSign, Inc. (NON)                                                                314,375,806
                                                                                                   ----------------
                                                                                                      1,815,356,202

Conglomerates (3.3%)
-------------------------------------------------------------------------------------------------------------------
         14,853,050 General Electric Co.                                                                764,003,759
            186,000 Honeywell International, Inc.                                                         6,254,250
         11,854,100 Tyco International, Ltd.                                                            634,194,350
                                                                                                   ----------------
                                                                                                      1,404,452,359

Consumer Cyclicals (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,095,600 Sony Corp. (Japan)                                                                  468,395,180

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
            345,000 Capital One Financial Corp.                                                          20,225,625
          5,740,200 MBNA Corp.                                                                          191,579,175
          1,753,500 Providian Financial Corp.                                                           178,747,406
                                                                                                   ----------------
                                                                                                        390,552,206

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
            452,000 Colgate-Palmolive Co.                                                                25,170,750
            146,800 Estee Lauder Cos. Class A                                                             6,459,200
          2,265,700 Kimberly-Clark Corp.                                                                130,136,144
                                                                                                   ----------------
                                                                                                        161,766,094

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            989,600 TMP Worldwide, Inc. (NON)                                                            71,251,200

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            664,400 Calpine Corp. (NON)                                                                  47,338,500
            100,000 Duke Energy Corp.                                                                     6,168,750
            967,300 FPL Group, Inc.                                                                      46,672,225
                                                                                                   ----------------
                                                                                                        100,179,475

Electronics (16.1%)
-------------------------------------------------------------------------------------------------------------------
            892,150 Agilent Technologies, Inc. (NON)                                                     36,355,113
          3,674,150 Altera Corp. (NON)                                                                  360,755,603
          3,990,000 Analog Devices, Inc. (NON)                                                          266,831,250
             50,000 Applied Micro Circuits Corp. (NON)                                                    7,462,500
            582,400 Broadcom Corp. (NON)                                                                130,603,200
          3,337,600 Celestica, Inc. (Canada) (NON)                                                      208,600,000
          4,676,250 Flextronics International, Ltd. (NON)                                               331,063,887
         13,385,400 Intel Corp.                                                                         893,475,450
          3,415,400 Jabil Circuit, Inc. (NON)                                                           170,983,463
          4,730,360 JDS Uniphase Corp. (NON)                                                            558,773,775
         12,643,664 Linear Technology Corp.                                                             698,562,436
          8,135,400 LSI Logic Corp. (NON)                                                               275,586,675
         10,195,392 Maxim Integrated Products, Inc. (NON)                                               673,533,084
          2,707,300 Micron Technology, Inc. (NON)                                                       220,644,950
          5,140,450 Motorola, Inc.                                                                      169,956,128
          1,791,500 PMC - Sierra, Inc. (NON)                                                            347,215,094
            233,000 QLogic Corp. (NON)                                                                   17,358,500
            838,400 RF Micro Devices, Inc. (NON)                                                         63,194,400
            599,450 Rohm Co., Ltd. (Japan)                                                              157,318,005
          2,667,708 Sanmina Corp. (NON)                                                                 247,763,381
            159,000 SCI Systems, Inc. (NON)                                                               7,294,125
          1,029,400 SDL, Inc. (NON)                                                                     357,266,138
            280,800 Solectron Corp. (NON)                                                                11,319,750
          2,526,100 STMicroelectronics N.V. ADR (France)                                                143,829,819
          1,552,800 Texas Instruments, Inc.                                                              91,129,950
          1,357,600 Vitesse Semiconductor Corp. (NON)                                                    80,946,900
          4,022,300 Xilinx, Inc. (NON)                                                                  301,923,894
                                                                                                   ----------------
                                                                                                      6,829,747,470

Energy (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,531,400 Baker Hughes, Inc.                                                                   53,024,725
          1,738,950 Cooper Cameron Corp. (NON)                                                          112,379,644
          2,373,600 Halliburton Co.                                                                     109,482,300
          1,462,350 Nabors Industries, Inc. (NON)                                                        60,870,319
          6,081,100 Schlumberger, Ltd.                                                                  449,621,331
          2,492,462 Transocean Sedco Forex, Inc.                                                        123,376,869
                                                                                                   ----------------
                                                                                                        908,755,188

Entertainment (3.4%)
-------------------------------------------------------------------------------------------------------------------
            951,850 SFX Entertainment, Inc. Class A (NON)                                                43,785,100
         21,216,241 Viacom, Inc. Class B (NON)                                                        1,406,901,981
                                                                                                   ----------------
                                                                                                      1,450,687,081

Financial (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,188,900 American Express Co.                                                                180,770,769
          9,077,809 Citigroup, Inc.                                                                     640,552,898
          1,083,000 Fannie Mae                                                                           54,014,625
          1,068,850 Freddie Mac                                                                          42,152,772
                                                                                                   ----------------
                                                                                                        917,491,064

Health Care Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Baxter International, Inc.                                                           13,995,000
            168,900 Cardinal Health, Inc.                                                                12,414,150
          4,929,200 HCA-The Healthcare Corp.                                                            167,592,800
          2,534,950 United Health Group Incorporated                                                    207,390,597
                                                                                                   ----------------
                                                                                                        401,392,547

Insurance (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,189,850 AFLAC, Inc.                                                                         165,672,834
          2,021,000 American General Corp.                                                              134,775,438
          3,536,343 American International Group, Inc.                                                  310,093,077
                                                                                                   ----------------
                                                                                                        610,541,349

Investment Banking/Brokerage (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,725,100 Merrill Lynch & Co., Inc.                                                           222,969,175
          2,088,200 Morgan Stanley, Dean Witter, Discover and Co.                                       190,548,250
          8,209,200 Schwab (Charles) Corp.                                                              296,557,350
                                                                                                   ----------------
                                                                                                        710,074,775

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Danaher Corp.                                                                         7,640,625
             98,400 Illinois Tool Works, Inc.                                                             5,633,400
          1,312,955 Thermo Electron Corp. (NON)                                                          27,243,816
                                                                                                   ----------------
                                                                                                         40,517,841

Media (--%)
-------------------------------------------------------------------------------------------------------------------
            206,300 Time Warner, Inc.                                                                    15,820,631

Medical Technology (1.8%)
-------------------------------------------------------------------------------------------------------------------
            180,200 Allergan, Inc.                                                                       12,062,138
            119,200 Bausch & Lomb, Inc.                                                                   7,412,750
          7,638,190 Medtronic, Inc.                                                                     390,025,077
            401,400 PE Corp.-PE Biosystems Group                                                         34,997,063
            256,400 St. Jude Medical, Inc. (NON)                                                         10,576,500
          3,253,300 Stryker Corp.                                                                       139,688,569
          2,615,832 Sybron International Corp. (NON)                                                     54,442,004
          1,544,125 Thermo Cardiosystems, Inc. (NON)                                                     14,669,188
            672,528 Waters Corp. (NON)                                                                   79,778,634
                                                                                                   ----------------
                                                                                                        743,651,923

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,230,300 Coastal Corp.                                                                        71,049,825
          1,449,700 Enron Corp.                                                                         106,734,163
                                                                                                   ----------------
                                                                                                        177,783,988

Oil & Gas (1.4%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Anadarko Petroleum Corp.                                                             14,343,750
          2,865,700 BP Amoco PLC ADR (United Kingdom)                                                   149,911,931
          1,236,700 Conoco, Inc.                                                                         27,671,163
          2,797,000 Conoco, Inc. Class B                                                                 64,505,813
            400,000 ExxonMobil Corp.                                                                     32,000,000
          2,748,000 Noble Drilling Corp. (NON)                                                          119,709,750
          1,019,600 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      59,391,700
          1,957,900 Total Fina ELF S.A. ADR (France)                                                    144,028,019
                                                                                                   ----------------
                                                                                                        611,562,126

Pharmaceuticals (6.0%)
-------------------------------------------------------------------------------------------------------------------
            334,000 Abbott Laboratories                                                                  13,902,750
            135,900 Alza Corp. (NON)                                                                      8,799,525
          6,500,000 American Home Products Corp.                                                        344,906,250
            895,000 Bristol-Myers Squibb Co.                                                             44,414,375
          1,382,000 Johnson & Johnson                                                                   128,612,375
          1,716,200 Lilly (Eli) & Co.                                                                   178,270,275
            929,300 Merck & Co., Inc.                                                                    66,619,194
         24,534,875 Pfizer, Inc.                                                                      1,058,066,484
         10,050,608 Pharmacia Corp.                                                                     550,270,788
          3,379,600 Schering-Plough Corp.                                                               145,956,475
                                                                                                   ----------------
                                                                                                      2,539,818,491

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
          9,274,110 J.D. Wetherspoon PLC (United Kingdom)                                                50,271,129
          6,044,461 Starbucks Corp. (NON)                                                               226,667,288
                                                                                                   ----------------
                                                                                                        276,938,417

Retail (6.1%)
-------------------------------------------------------------------------------------------------------------------
          4,184,050 Bed Bath & Beyond, Inc. (NON)                                                       154,025,341
            776,500 Best Buy Co., Inc. (NON)                                                             56,490,375
          1,641,900 Circuit City Stores, Inc.                                                            37,661,081
          4,999,700 Costco Wholesale Corp. (NON)                                                        162,802,731
            247,400 CVS Corp.                                                                             9,756,838
          5,725,935 Dollar Tree Stores, Inc. (AFF) (NON)                                                243,710,108
            286,600 Gap, Inc. (The)                                                                      10,263,863
          7,236,550 Home Depot, Inc. (The)                                                              374,491,463
          8,783,996 Kohls Corp. (NON)                                                                   498,491,773
            365,800 Lowe's Cos., Inc.                                                                    15,432,188
          1,535,837 Michaels Stores, Inc. (NON)                                                          66,520,940
          5,031,715 RadioShack Corp.                                                                    283,662,933
            232,000 Safeway, Inc. (NON)                                                                  10,454,500
          4,023,000 Target Corp.                                                                        116,667,000
          8,594,587 TJX Cos., Inc. (The)                                                                143,959,332
          7,035,800 Wal-Mart Stores, Inc.                                                               386,529,263
                                                                                                   ----------------
                                                                                                      2,570,919,729

Semiconductor (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,961,500 Applied Materials, Inc. (NON)                                                       376,453,813
          2,632,200 ASM Lithography Holding NV (Netherlands) (NON)                                      104,629,950
          2,934,960 KLA Tencor Corp. (NON)                                                              156,286,620
          2,152,600 LAM Research Corp. (NON)                                                             62,963,550
          1,913,320 Teradyne, Inc. (NON)                                                                121,256,655
                                                                                                   ----------------
                                                                                                        821,590,588

Software (6.6%)
-------------------------------------------------------------------------------------------------------------------
             93,900 Adobe Systems, Inc.                                                                  10,751,550
          2,660,900 Amdocs Ltd. (NON)                                                                   178,779,219
            200,000 BEA Systems, Inc. (NON)                                                               8,612,500
            213,715 BMC Software, Inc. (NON)                                                              4,033,871
            258,700 Computer Associates International, Inc.                                               6,418,994
          2,409,652 Electronic Arts, Inc.(NON)                                                          213,103,599
          3,137,587 Intuit, Inc. (NON)                                                                  106,677,958
          1,437,500 I2 Technologies, Inc. (NON)                                                         186,515,625
          2,649,400 Lernout & Hauspie Speech Products NV (Belgium) (NON)                                 82,462,575
            470,000 Macromedia, Inc. (NON)                                                               35,955,000
          8,217,400 Microsoft Corp. (NON) (SEG)                                                         573,677,220
          8,988,600 Oracle Corp. (NON)                                                                  675,830,363
          1,753,200 Portal Software, Inc. (NON)                                                          88,290,056
          1,134,500 Rational Software Corp. (NON)                                                       115,435,375
            439,800 Siebel Systems, Inc. (NON)                                                           63,771,000
          3,749,250 VERITAS Software Corp. (NON)                                                        382,189,172
          2,400,000 Vignette Corp. (NON)                                                                 81,300,000
                                                                                                   ----------------
                                                                                                      2,813,804,077

Technology Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,294,700 America Online, Inc. (NON)                                                           69,023,694
            126,700 Automatic Data Processing, Inc.                                                       6,279,569
            570,200 CheckFree Holdings Corp. (NON)                                                       34,639,650
          3,112,000 Convergys Corp. (NON)                                                               140,234,500
          4,251,600 Electronic Data Systems Corp.                                                       182,818,800
          2,106,000 InfoSpace.com, Inc. (NON)                                                            71,077,500
            467,000 Sapient Corp. (NON)                                                                  53,121,250
          1,136,150 Yahoo! Inc. (NON)                                                                   146,208,303
                                                                                                   ----------------
                                                                                                        703,403,266

Telecommunications (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,506,750 Allegiance Telecom, Inc. (NON)                                                       83,718,797
            202,100 ALLTEL Corp.                                                                         12,454,413
          4,954,000 American Tower Corp. Class A (NON)                                                  212,402,750
          3,306,755 Covad Communications Group, Inc. 144A (NON)                                          54,561,458
            217,400 Focal Communications Corp. (NON)                                                      8,070,975
          2,323,918 Global Crossing Ltd. (Bermuda) (NON)                                                 56,500,256
          2,885,466 Global Telesystems Group, Inc. (NON)                                                 24,526,461
            894,500 Level 3 Communication, Inc. (NON)                                                    61,217,344
         12,528,600 McLeodUSA, Inc. Class A (NON)                                                       212,203,163
         14,077,200 Metromedia Fiber Network, Inc. Class A (NON)                                        494,461,650
            799,300 Nextel Communications, Inc. Class A (NON)                                            44,710,844
          7,840,980 NEXTLINK Communications, Inc. Class A (NON)                                         259,242,401
          1,741,613 NTL, Inc. (NON)                                                                      78,481,436
            627,600 Pinnacle Holdings, Inc. (NON)                                                        35,263,275
            150,000 Qwest Communications International, Inc. (NON)                                        7,040,625
            235,000 SBC Communications, Inc.                                                             10,002,188
          3,893,600 Sprint Corp. (PCS Group) (NON)                                                      215,121,400
            408,500 Sprint Corp.                                                                         14,552,813
            354,000 TyCom, Ltd. (Bermuda) (NON)                                                          12,058,125
          4,969,550 Vodaphone Group PLC (United Kingdom)                                                214,311,844
            855,000 VoiceStream Wireless Corp. (NON)                                                    109,653,750
          1,016,450 WinStar Communications, Inc. (NON)                                                   30,747,613
            819,500 Worldcom, Inc. (NON)                                                                 32,011,719
                                                                                                   ----------------
                                                                                                      2,283,315,300
                                                                                                   ----------------
                    Total Common Stocks (cost $23,753,845,312)                                     $ 39,375,966,141

COMMERCIAL PAPER (6.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $  100,000,000 Asset Securitization Corp. effective yield of 6.50%,
                    August 2, 2000                                                                 $     99,981,944
        100,000,000 Associates First Capital effective yield of 6.52%,
                    August 2, 2000                                                                       99,619,667
        100,000,000 Banc One Corp. effective yield of 6.57%,
                    August 16, 2000                                                                      99,726,250
         93,000,000 Ciesco L.P. effective yield 6.50%, September 8, 2000                                 92,361,917
        100,000,000 Commerzbank USA effective yield 6.50%, September 25, 2000                            99,006,944
         50,000,000 Corporate Asset FDG effective yield 6.51%, August 14, 2000                           49,882,458
        100,000,000 Corporate Receivables effective yield 6.51%, August 11, 2000                         99,819,167
         50,000,000 Credit Suisse First Boston effective yield 6.52%,
                    August 18. 2000                                                                      49,846,056
         55,500,000 cxc Incorporated effective yield 6.53%, September 25, 2000                           54,946,310
         75,000,000 DaimlerChrysler effective yield 6.49%, August 4, 2000                                74,959,438
        100,000,000 Dresdner US Finance effective yield 6.50%, August 15, 2000                           99,747,222
         75,000,000 Eureka Securitization effective yield 6.52%, August 24, 2000                         74,687,583
         90,000,000 Falcon Asset Security Corp. effective yield 6.52%,
                    August 30, 2000                                                                      89,527,300
        150,000,000 Federal Home Loan Mortgage effective yield 6.43%,
                    August 8, 2000                                                                      149,812,458
        100,000,000 Federal Home Loan Mortgage effective yield 6.41%,
                    August 29, 2000                                                                      99,501,444
        200,000,000 Federal Home Loan Mortgage effective yield 6.39%,
                    August 25, 2000                                                                     199,148,000
        100,000,000 Fleet Financial Group effective yield 6.50%, August 23, 2000                         99,602,778
        100,000,000 General Electric Capital effective yield 6.50%, August 21, 2000                      99,638,889
        100,000,000 Goldman Sachs Group effective yield 6.54%, August 18, 2000                           99,691,167
        100,000,000 Goldman Sachs Group effective yield 6.51%, August 9, 2000                            99,855,333
         50,000,000 IBM Corp effective yield 6.49%, August 14, 2000                                      49,882,819
         92,000,000 National Australia Funding Corp. effective yield 6.49%,
                    August 7, 2000                                                                       91,900,487
         50,000,000 Nordbanken NA Inc. effective yield 6.50%, August 11, 2000                            49,909,722
        100,000,000 Salomon Smith Barney effective yield 6.54%, August 3, 2000                           99,963,667
        125,000,000 Salomon Smith Barney effective yield 6.52%, August 24, 2000                         124,479,306
        100,000,000 Sheffield Receivables Corp. effective yield 6.52%,
                    August 10, 2000                                                                      99,837,000
         91,000,000 Sigma Finance effective yield 6.66%, August 15, 2000                                 90,765,860
        100,000,000 Venture Business Trust effective yield 6.53%, August 17, 2000                        99,709,778
        100,000,000 Windmill Funding effective yield 6.53%, August 9, 2000                               99,854,889
                                                                                                   ----------------
                    Total Commercial Paper (cost $2,737,665,853)                                   $  2,737,665,853

SHORT-TERM INVESTMENTS (0.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $76,761,000 Interest in $500,000,000 joint repurchase agreement dated
                    July 31, 2000 with Goldman Sachs & Co. due
                    August 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $76,775,009 for an
                    effective yield of 6.57%                                                       $     76,761,000
        148,513,000 Interest in $600,000,000 joint repurchase agreement dated
                    July 31, 2000 with S.B.C. Warburg Inc. due August 1, 2000
                    with respect to various U.S. Treasury obligations --
                    maturity value of $148,540,186 for an effective yield
                    of 6.59%                                                                            148,513,000
        127,924,000 Interest in $500,000,000 joint tri-party repurchase agreement dated July 31, 2000 with Lehman Brothers Inc. due
                    August 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $127,947,382 for an
                    effective yield of 6.58%                                                            127,924,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $353,198,000)                               $    353,198,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $26,844,709,165) (b)                                   $ 42,466,829,994
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $42,323,966,152.

  (b) The aggregate identified cost on a tax basis is $27,014,673,257 resulting in gross unrealized appreciation and depreciation of $16,572,133,884 and $1,119,977,147 respectively, or net unrealized appreciation of $15,452,156,737.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2000.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

-----------------------------------------------------------------------------
Forward Currency Contracts to Sell at July 31, 2000
                     Market       Aggregate Face    Delivery      Unrealized
                     Value             Value          Date       Appreciation
-----------------------------------------------------------------------------
Japanese Yen      $17,882,646       $18,547,881     9/20/2000      $665,235
-----------------------------------------------------------------------------

Futures Contracts Outstanding at July 31, 2000
                     Market       Aggregate Face   Expiration     Unrealized
                     Value             Value          Date       Depreciation
-----------------------------------------------------------------------------
S&P 500 Index
(Long)         $2,217,344,900    $2,294,284,744      Sep-00    $(76,939,844)
-----------------------------------------------------------------------------


-------------------------------------------------------------------------
Swap Contracts Outstanding at July 31, 2000
                                                              Unrealized
                                 Notional      Termination   Appreciation/
                                  Amount          Date     (Depreciation)
-------------------------------------------------------------------------
Agreement with Lehman
Brothers, Inc. Dated
July 10, 2000 to
receive (pay) the
notional amount
multiplied by the
return of General
Electric, Co. and pay
the notional amount
multiplied by twelve
month LIBOR adjusted
by a specified
spread.                         $26,206,650       Jul-01      $(591,100)

Agreement with Lehman
Brothers, Inc. Dated
July 11, 2000 to
receive (pay) the
notional amount
multiplied by the
return of General
Electric, Co. and pay
the notional amount
multiplied by twelve
month LIBOR adjusted
by a specified
spread.                          45,607,692       Jul-01     (1,541,808)

Agreement with Lehman
Brothers, Inc. Dated
July 10, 2000 to
receive (pay) the
notional amount
multiplied by the
return of Microsoft
and pay the notional
amount multiplied by
twelve month LIBOR
adjusted by a
specified
spread.                          40,134,250       Jul-01      (5,386,000)

Agreement with Salomon
Brothers Holding Co.
Dated June 29, 2000 to
receive (pay) the
notional amount
multiplied by the
return of General
Electric, Co. and pay
the notional amount
multiplied by twelve
month LIBOR adjusted
by a specified
spread.                         150,970,200       Jul-01       2,480,490

Agreement with Salomon
Brothers Holding Co.
Dated June 23, 2000 to
receive (pay) the
notional amount
multiplied by the
return of Microsoft
and pay the notional
amount multiplied by
twelve month LIBOR
adjusted by a
specified
spread.                         233,062,500       Jun-01     (25,304,610)

Agreement with Salomon
Brothers Holding Co.
Dated June 26, 2000 to
receive (pay) the
notional amount
multiplied by the
return of Microsoft
and pay the notional
amount multiplied by
two month LIBOR
adjusted by a
specified
spread.                          27,476,165       Aug-00      (3,379,781)
--------------------------------------------------------------------------
                                                            $(33,722,809)
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $26,844,709,165) (Note 1)                                  $42,466,829,994
-------------------------------------------------------------------------------------------
Cash                                                                              2,897,038
-------------------------------------------------------------------------------------------
Foreign currency (cost $6,366)                                                        5,802
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,683,501
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           72,163,326
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  240,648,522
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                  10,799,627
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       2,480,490
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                      665,235
-------------------------------------------------------------------------------------------
Total assets                                                                 42,800,173,535

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                322,424,206
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       42,744,390
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     47,745,434
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        6,880,771
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       710,466
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,392
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           16,641,651
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                         36,203,299
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            2,851,774
-------------------------------------------------------------------------------------------
Total liabilities                                                               476,207,383
-------------------------------------------------------------------------------------------
Net assets                                                                  $42,323,966,152

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $24,038,308,853
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (665,235)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                    2,774,197,831
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                        15,512,124,703
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $42,323,966,152

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($25,277,820,266 divided by 836,597,597 shares)                                      $30.22
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $30.22)*                              $32.06
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($11,692,069,651 divided by 422,458,838 shares)**                                    $27.68
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($219,658,395 divided by 7,321,511 shares)**                                         $30.00
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($674,783,735 divided by 23,107,041 shares)                                          $29.20
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $29.20)*                              $30.26
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($4,459,634,105 divided by 144,368,571 shares)                                       $30.89
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,779,006)                                   $115,791,276
-------------------------------------------------------------------------------------------
Interest                                                                         61,622,064
-------------------------------------------------------------------------------------------
Total investment income                                                         177,413,340

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                171,331,887
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   48,738,600
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   400,301
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     66,212
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            57,049,356
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                           109,126,729
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               895,892
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             4,101,237
-------------------------------------------------------------------------------------------
Other                                                                            10,669,927
-------------------------------------------------------------------------------------------
Total expenses                                                                  402,380,141
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (7,266,819)
-------------------------------------------------------------------------------------------
Net expenses                                                                    395,113,322
-------------------------------------------------------------------------------------------
Net investment loss                                                            (217,699,982)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
gain of $6,936,391 on sales of investments in affiliated issuers)             3,806,246,789
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                           28,684,254
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,516,135)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                1,987,799
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments,
swap contracts and futures during the year                                    6,945,419,830
-------------------------------------------------------------------------------------------
Net gain on investments                                                      10,780,822,537
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $10,563,122,555
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $  (217,699,982) $  (116,710,236)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                               3,833,414,908    3,128,249,015
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                        6,947,407,629    2,078,777,713
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               10,563,122,555    5,090,316,492
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                         (2,110,408,905)  (1,042,857,172)
--------------------------------------------------------------------------------------------------
   Class B                                                         (1,110,093,903)    (569,436,634)
--------------------------------------------------------------------------------------------------
   Class C                                                             (3,378,753)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (49,685,399)     (25,276,938)
--------------------------------------------------------------------------------------------------
   Class Y                                                           (332,630,167)    (106,713,548)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   6,955,406,877    2,148,949,675
--------------------------------------------------------------------------------------------------
Total increase in net assets                                       13,912,332,305    5,494,981,875

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  28,411,633,847   22,916,651,972
--------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
and undistributed net investment income of $665,235
and $520,397, respectively)                                       $42,323,966,152  $28,411,633,847
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $24.25       $21.36       $19.49       $15.73       $14.42
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.11)        (.05)        (.04)          --         (.02)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     9.06         4.53         3.12         4.85         2.19
------------------------------------------------------------------------------------------------
Total from
investment operations                   8.95         4.48         3.08         4.85         2.17
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Total distributions                    (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $30.22       $24.25       $21.36       $19.49       $15.73
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 37.76        22.40        16.83        32.22        15.49
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $25,277,820  $17,180,288  $13,854,611  $11,158,273   $7,332,248
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86          .90          .96         1.02         1.03
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.37)        (.25)        (.20)          --         (.10)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.95        85.05        60.04        59.77        57.92
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage services and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $22.57       $20.14       $18.57       $15.15       $14.01
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.31)        (.21)        (.18)        (.12)        (.13)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     8.40         4.23         2.96         4.63         2.13
------------------------------------------------------------------------------------------------
Total from
investment operations                   8.09         4.02         2.78         4.51         2.00
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Total distributions                    (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $27.68       $22.57       $20.14       $18.57       $15.15
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 36.69        21.43        16.02        31.17        14.70
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $11,692,070   $8,433,131   $7,263,280   $5,664,375   $3,405,318
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.61         1.65         1.71         1.77         1.78
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       (1.12)       (1.00)        (.95)        (.75)        (.85)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.95        85.05        60.04        59.77        57.92
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage services and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
----------------------------------------------------------------
                                                 For the period
Per-share                           Year ended   July 26, 1999+
operating performance                 July 31      to July 31
----------------------------------------------------------------
                                        2000         1999
----------------------------------------------------------------
Net asset value,
beginning of period                   $24.25       $24.64
----------------------------------------------------------------
Investment operations
----------------------------------------------------------------
Net investment loss (c)                 (.33)          --
----------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              9.06         (.39)
----------------------------------------------------------------
Total from
investment operations                   8.73         (.39)
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net realized gain
on investments                         (2.98)          --
----------------------------------------------------------------
Total distributions                    (2.98)          --
----------------------------------------------------------------
Net asset value,
end of period                         $30.00       $24.25
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Total return at
net asset value  (%)(a)                36.79        (1.58)*
----------------------------------------------------------------
Net assets, end of period
(in thousands)                      $219,658         $822
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.61          .03*
----------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       (1.09)        (.02)*
----------------------------------------------------------------
Portfolio turnover (%)                 76.95        85.05
----------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage services and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $23.61       $20.93       $19.22       $15.60       $14.37
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.25)        (.16)        (.14)        (.08)        (.09)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     8.82         4.43         3.06         4.79         2.18
------------------------------------------------------------------------------------------------
Total from
investment operations                   8.57         4.27         2.92         4.71         2.09
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Total distributions                    (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $29.20       $23.61       $20.93       $19.22       $15.60
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 37.13        21.83        16.21        31.57        14.97
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $674,784     $390,975     $322,277     $208,656      $87,782
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.36         1.40         1.46         1.52         1.50
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.87)        (.75)        (.69)        (.50)        (.57)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.95        85.05        60.04        59.77        57.92
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage services and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $24.69       $21.66       $19.70       $15.85       $14.48
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)(c)         (.04)          --          .01          .04          .02
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     9.22         4.62         3.16         4.90         2.21
------------------------------------------------------------------------------------------------
Total from
investment operations                   9.18         4.62         3.17         4.94         2.23
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Total distributions                    (2.98)       (1.59)       (1.21)       (1.09)        (.86)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $30.89       $24.69       $21.66       $19.70       $15.85
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 38.04        22.75        17.12        32.56        15.85
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $4,459,634   $2,406,418   $1,476,485   $1,061,087     $709,595
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .61          .65          .71          .77          .77
------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.12)          --          .06          .25          .15
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.95        85.05        60.04        59.77        57.92
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage services and expense offset arrangements (Note 2).

  (c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Equity swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure in equity markets, the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2000, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, net operating loss and book amortization. For the year ended July 31, 2000, the fund reclassified $216,514,350 to decrease accumulated net investment loss and $471 to increase paid-in-capital, with a decrease to accumulated net realized gains of $216,514,821. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% above $55 billion.

Prior to June 30, 2000, the rates were 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, and 0.39% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 2000, fund expenses were reduced by $7,266,819 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $10,610 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $9,381,291 and $162,016 from the sale of class A and class M shares, respectively and received $9,000,726 and $27,373 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $106,966 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $29,027,419,652 and $28,038,256,754, respectively. There were no purchases and sales of U.S. government obligations

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                248,033,305      $7,440,618,115
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               71,664,686       2,025,948,055
---------------------------------------------------------------------------
                                           319,697,991       9,466,566,170

Shares
repurchased                               (191,478,983)     (5,586,310,436)
---------------------------------------------------------------------------
Net increase                               128,219,008      $3,880,255,734
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                200,358,574      $4,408,201,255
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               49,587,295       1,006,126,012
---------------------------------------------------------------------------
                                           249,945,869       5,414,327,267

Shares
repurchased                               (190,131,808)     (4,190,827,089)
---------------------------------------------------------------------------
Net increase                                59,814,061      $1,223,500,178
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                109,322,903      $3,012,379,326
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               39,672,559       1,032,278,080
---------------------------------------------------------------------------
                                           148,995,462       4,044,657,406

Shares
repurchased                               (100,107,288)     (2,742,467,589)
---------------------------------------------------------------------------
Net increase                                48,888,174      $1,302,189,817
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 80,109,234      $1,644,300,567
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               27,943,081         530,078,393
---------------------------------------------------------------------------
                                           108,052,315       2,174,378,960

Shares
repurchased                                (95,145,441)     (1,953,712,771)
---------------------------------------------------------------------------
Net increase                                12,906,874      $  220,666,189
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,519,564        $229,794,867
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  105,862           2,985,314
---------------------------------------------------------------------------
                                             7,625,426         232,780,181

Shares
repurchased                                   (337,806)        (10,431,125)
---------------------------------------------------------------------------
Net increase                                 7,287,620        $222,349,056
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                             July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     33,891            $829,273
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                33,891             829,273

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                    33,891            $829,273
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,859,007        $319,707,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,758,814          48,191,294
---------------------------------------------------------------------------
                                            12,617,821         367,899,102

Shares
repurchased                                 (6,070,033)       (173,020,079)
---------------------------------------------------------------------------
Net increase                                 6,547,788        $194,879,023
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,906,639        $148,886,198
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,234,352          24,453,377
---------------------------------------------------------------------------
                                             8,140,991         173,339,575

Shares
repurchased                                 (6,976,351)       (150,450,227)
---------------------------------------------------------------------------
Net increase                                 1,164,640        $ 22,889,348
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 66,259,792      $1,960,179,612
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               11,532,419         332,630,167
---------------------------------------------------------------------------
                                            77,792,211       2,292,809,779

Shares
repurchased                                (30,904,803)       (937,076,532)
---------------------------------------------------------------------------
Net increase                                46,887,408      $1,355,733,247
---------------------------------------------------------------------------

                                                  Year ended July 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,348,130      $1,048,260,384
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,176,001         106,713,548
---------------------------------------------------------------------------
                                            50,524,131       1,154,973,932

Shares
repurchased                                (21,197,444)       (473,909,245)
---------------------------------------------------------------------------
Net increase                                29,326,687      $  681,064,687
---------------------------------------------------------------------------


Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Dollar Tree Stores                         $        --        $ 11,498,616             $    --        $243,710,108
Electronic Arts                                     --          27,602,381                  --                  --
Intuit, Inc.                                42,999,688          47,464,830                  --                  --
Michaels Stores, Inc                                --          14,476,455                  --                  --
Serco Group PLC                                     --           1,294,604                  --                  --
Thermo CardioSystems, Inc.                          --          16,150,084                  --                  --
WestWood One, Inc.                                  --           2,048,500                  --                  --
------------------------------------------------------------------------------------------------------------------
  Totals                                   $42,999,688        $120,535,470             $    --        $243,710,108
------------------------------------------------------------------------------------------------------------------



FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,312,508,763 as a 20% capital gain, for its taxable year ended July 31, 2000.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Daniel Miller
Vice President

Roland Gillis
Vice President and Fund Manager

Charles Swanberg
Vice President and Fund Manager

Robert Beck
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

Paul Marrkand
Vice President and Fund Manager

Kevin Divney
Vice President and Fund Manager

James Wiess
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN016  63662  007/883/530/516  9/00


PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to Annual Report dated 7/31/00
The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return for periods ended 7/31/00                   NAV
1 year                                                  38.04%
5 years                                                204.76
Annual average                                          24.97
10 years                                               632.02
Annual average                                          22.03
Life of fund (since class A inception, 4/1/69)          15.25
(annual average)

Share value:                                             NAV

7/31/99                                                $24.69
7/31/00                                                $30.89
---------------------------------------------------------------------------
                                           Capital gains
Distributions:      No.      Income       Short       Long       Total
                     1         --       $0.89000   $2.89200    $2.98100
---------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.